AMENDMENT TO RESTRICTED STOCK SUBSCRIPTION AGREEMENT

Amendment (this “Amendment”) dated as of November 14, 2013 to the Restricted Stock Subscription Agreement (the “Agreement”) dated November 15, 2011 by and between TG Therapeutics, Inc. (the “Company” or “TG”) and Sean A. Power (“Power”). All capitalized terms not otherwise defined herein shall have the meanings given to them in the Agreement.

WHEREAS, on November 15, 2011 Power purchased 150,000 restricted shares of TG common stock, $0.001 par value, and pursuant to the Agreement 25,000 of such shares (the “Shares”) have a repurchase option that is scheduled to lapse on November 15, 2013;

WHEREAS, the Company believes that it is in its best interest to amend the vesting schedule in the Agreement; and

WHEREAS, the Company and Power have agreed to amend the Agreement.

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties agree as follows:

1.	Amendments.

The repurchase option lapse schedule on page 2 of the Agreement with regard to the Shares shall be amended by deleting ”November 15, 2013” and inserting “January 1, 2015”.

2.	Effect on the Agreement.

(a)     Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement” “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Agreement as amended hereby.

(b)     Except as expressly amended, the Agreement and all other documents and agreements executed and/or delivered in connection therewith, shall remain in full force and effect.

3.	Governing Law.

This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

4.	Counterparts.

This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, TG Therapeutics, Inc. and Sean Power have executed this Amendment to the Restricted Stock Agreement as of the date first written above.

TG THERAPEUTICS, INC.

By:	/s/ Michael S. Weiss
Michael S. Weiss
Chief Executive Officer

/s/ Sean Power
Sean Power

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